Goodwill	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Goodwill
19. Goodwill

	2022 £m	2021 £m

Cost at 1 January	10,552	10,597

Exchange adjustments	550	(55)

Additions through business combinations (Note 41)	1,127	–

Other movements	–	10

Transfer to assets held for sale/distribution	(5,183)	–

Cost at 31 December	7,046	10,552

Net book value at 1 January	10,552	10,597

Net book value at 31 December	7,046	10,552
All Goodwill is allocated to the Group’s segments as follows:

2022 £m

Commercial operations	6,148

Total R&D	898

Net book value at 31 December	7,046
In 2021, prior to changes in the Group’s segment reporting (Note 6) Goodwill was allocated as follows:

2021 £m

Pharmaceuticals	4,228

Vaccines	1,264

Consumer Healthcare	5,060

Net book value at 31 December	10,552
Goodwill of £5,183 million allocated to Consumer Healthcare was transferred to ‘assets held for sale/distribution’ prior to the Consumer Healthcare demerger (Note 41).
The recoverable amounts of the cash generating units are assessed using a fair value less costs of disposal model. Fair value less costs of disposal is calculated using a discounted cash flow approach, with a post-tax
discount rate applied to the projected risk-adjusted
post-tax
cash flows and terminal value.
The discount rate used is based on the Group WACC of 7% (2021: 6.5%), as most cash generating units have integrated operations across large parts of the Group. The discount rate is adjusted where appropriate for specific segment, country and currency risks. The valuation methodology uses significant inputs which are not based on observable market data, therefore this valuation technique is classified as level 3 in the fair value hierarchy.
The R&D segment is evaluated on an arms length pricing model, see assumptions below.

Details relating to the discounted cash flow models used in the impairment tests are as follows:

Valuation basis	Fair value less costs of disposal

Key assumptions	Sales growth rates Profit margins Terminal growth rate Discount rate Taxation rate

Determination of assumptions
Growth rates are internal forecasts based on both internal and external market information.

Margins reflect past experience, adjusted for expected changes.

Terminal growth rates based on management’s estimate of future long-term average growth rates.

Discount rates based on Group WACC, adjusted where appropriate.

Taxation rates based on appropriate rates for each jurisdiction.

Period of specific projected cash flows	Five years

Terminal growth rate and discount rate		Terminal growth rate	Discount rate

2022
	Commercial operations	0% p.a.	7% p.a
	R&D	0% p.a.	7% p.a

2021
	Pharmaceuticals	0% p.a.	7% p.a
	Vaccines	0% p.a.	7% p.a
	Consumer Healthcare	2.5% p.a.	6% p.a
The terminal growth rate does not exceed the long-term projected growth rates for relevant markets, reflects the impact of future generic competition and take account of new product launches. Goodwill is monitored for impairment at the segmental level and the valuations indicated sufficient headroom such that a reasonably possible change to key assumptions is unlikely to result in an impairment of the related goodwill.
GSK has assessed the qualitative and quantitative impact of climate related risks on asset recoverable amounts and concluded that there are no material impairments.